UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2022

Amesite Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39553	82-3431717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

607 Shelby Street Suite 700 PMB 214 Detroit, MI	48226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 876-8130

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AMST	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 9, 2022, the board of directors (the “Board”) of Amesite Inc. (the “Company”) authorized and approved the appointment of Sherlyn W. Farrell, age 60, as Chief Financial Officer of the Company effective December 15, 2022. In connection with Ms. Farrell’s appointment, the Board determined not to renew the engagement of Mark Corrao, who previously served as the Company’s Chief Financial Officer since December 15, 2021 for a term of one year in accordance with the CFO Agreement between the Company and Mr. Corrao.

The Company entered into a CFO Agreement with Ms. Farrell (the “Farrell CFO Agreement”), a copy of which is filed as Exhibit 10.1 hereto. There are no family relationships between Ms. Farrell and any other director or officer of the Company. Mr. Corrao has not engaged in any transactions described in Item 404(a) of Regulation S-K. Set forth below is the biographical information of Ms. Farrell, as required by Item 401 of Regulation S-K.

Ms. Farrell has extensive experience in accounting, financial analysis, and risk management. Since 2005, Ms. Farrell has served as President of Seven Kites Strategic Consulting, Inc. (“Seven Kites”), where she focused on strategic planning, CFO oversight, financial reporting and analysis. Prior to Seven Kites, Ms. Farrell served as Chief Executive Officer of RGL Forensics from 2000 through 2005. RGL Forensics was a leading financial investigations company that specialized in the insurance, legal and corporate markets that was acquired by Baker Tilly in 2018. From 1999 – 2000, Ms. Farrell served as a Partner / Senior Consultant at RiskCap where she focused on the alternative risk finance arena developing and managing specialty insurance programs, including medical malpractice, workers compensation, general liability and warranty programs. Prior to RiskCap, Ms. Farrell was an audit manager at KPMG from 1984 – 1989.

Item 9.01  Financial Statements and Exhibits

Exhibits

Exhibit No.	Description
10.1	Farrell CFO Agreement
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMESITE INC.

Date: December 15, 2022	By:	/s/ Ann Marie Sastry, Ph.D.
Ann Marie Sastry, Ph.D.
Chief Executive Officer